KRANE SHARES TRUST

KraneShares E Fund China Commercial Paper ETF
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF
(the “Funds”)

Supplement dated January 13, 2021 to the currently effective Summary Prospectus, Statutory
Prospectus and Statement of Additional Information as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2020.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective April 1, 2021, the name of KraneShares E Fund China Commercial Paper ETF will be changed to KraneShares Bloomberg Barclays China Bond Inclusion Index ETF. In addition, in the Prospectus and Statement of Additional Information of KraneShares E Fund China Commercial Paper ETF, all references to KraneShares E Fund China Commercial Paper ETF are replaced with KraneShares Bloomberg Barclays China Bond Inclusion Index ETF, all references to KCNY are replaced with KBND, and all references to CSI Diversified High Grade Commercial Paper Index are replaced with the Bloomberg Barclays China Inclusion Focused Bond Index
.

Also, effective April 1, 2021, the Fund’s 80% policy will be as follows:

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Bloomberg Barclays China Inclusion Focused Bond Index or instruments that have economic characteristics similar to securities included in the Bloomberg Barclays China Inclusion Focused Bond Index.

In connection with these changes, after March 15, 2021, the Fund will depart from its current investment objective, 80% policy and strategies and begin to transition to the new investment objective, 80% policy and strategies. As a result of these changes, effective April 1, 2021, the following changes are made to the Prospectus and Statement of Additional Information for the Fund. If there is any delay in any of these changes becoming effective on April 1, 2021, additional information will be provided prior to April 1, 2021.

1.
In the Prospectus for KraneShares E Fund China Commercial Paper ETF, the disclosures under “Investment Objective”, “Fees and Expenses of the Fund” and “Principal Investment Strategies” are deleted in their entirety and replaced with the following:

Investment Objective

The KraneShares Bloomberg Barclays China Bond Inclusion Index ETF seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities index. The Fund’s current index is the Bloomberg Barclays China Inclusion Focused Bond Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses	0.01%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver**	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver	0.50%
*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.20% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2021, and may only be terminated prior thereto by the Board.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index or instruments that have economic characteristics similar to securities included in the Underlying Index. The Underlying Index seeks to track the performance of Chinese onshore renminbi (“RMB”)-denominated fixed-income market. The Underlying Index includes RMB-denominated fixed-income securities (“RMB Bonds”) issued into the China Interbank Bond Market (“CIBM”). Onshore RMB Bonds are traded in the CIBM or the Chinese exchange-traded bond market (“Exchange-Traded Bond Market”). Currently, the CIBM, which is a quote-driven over-the-counter market for institutional investors, is much larger with respect to trading volume and is generally considered more liquid than the Exchange-Traded Bond Market, which is an electronic automatic matching system where securities are traded on the Shanghai and Shenzhen Stock Exchanges. The Underlying Index includes debt issued by: (1) the Chinese government and Chinese government-related entities, including certain Chinese policy banks, with par values of at least RMB 5 billion; and (2) corporations with par values of at least RMB 1.5 billion. The Underlying Index includes only debt that pays fixed interest rates. The weightings of the Underlying Index components are weighted so that, as of each reconstitution date: (1) RMB Bonds issued by the People’s Republic of China (“PRC”) represent approximately 25% of the weight of the Underlying Index; (2) RMB Bonds issued by policy banks (the Agricultural Development Bank of China, China Development Bank and Export-Import Bank of China) represent approximately 25% of the weight of the Underlying Index; and (3) RMB Bonds issued by corporations or other government-related entities represent approximately 50% of the Underlying Index, with the weight of any individual such issuer capped at 4.5%.

For RMB Bonds issued by corporations or other government-related entities, to qualify for inclusion in the Underlying Index as of each reconstitution, such components must be rated by Fitch Ratings, Ltd. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”) as BBB-, Baa3 or BBB-, respectively, or higher. The following methodology will be used to determine such component’s rating: if three ratings are available, then the highest and lowest ratings will be disregarded and the middle rating will be used; if two ratings are available, then the lowest rating will be used; and if only one rating is available, then that rating is used. Bonds not rated by Fitch, Moody’s or S&P are excluded from the Underlying Index.

The following are excluded from the Underlying Index: floating rate and zero coupon securities, bonds with equity features (i.e. convertible bonds and warrants), derivatives, structured products, securitized bonds, private placements, retail bonds, inflation-linked bonds, bonds issued on the Shanghai and Shenzhen Stock Exchanges, bonds classified as “Financial Institutions” and special bonds issued directly by the Ministry of Finance of the People’s Republic of China. Additionally, bonds issued by the following are excluded from the Underlying Index: Agricultural Bank of China, Bank of China, China Cinda Holdings Company, China Citic Bank International, China Construction Bank Corporation, China Huarong Asset Management and Industrial and Commercial Bank of China Limited.

To gain exposure to the Underlying Index, the Fund will invest directly in RMB Bonds traded in the CIBM. The Fund may invest in the CIBM through: a People’s Republic of China (“PRC”) program that permits foreign investors to invest in RMB Bonds traded in the onshore market (“CIBM Program”); a Bond Connect Company Limited program (“Bond Connect”) that allows foreign investors, such as the Fund, to invest in RMB Bonds through a Hong Kong account; or through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license that may be or has been obtained by the Fund’s adviser, Krane. The Fund currently intends to invest directly in RMB Bonds traded in the CIBM through Bond Connect or the CIBM Program, but Krane may choose to use a RQFII or QFII license in the future.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track its Underlying Index. These may include: RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an over-the-counter (“OTC”) market located in jurisdictions outside of Mainland China, such as Hong Kong and Singapore; RMB Bonds traded in the Exchange-Traded Bond Market; debt securities issued in any currency denomination in other political jurisdictions, including Hong Kong and Singapore; variable and floating rate securities; unrated and high yield securities (or “junk bonds”); and derivatives (including swaps, futures, forwards and options). The Fund may also hold cash in a deposit account in China or invest in U.S. money market funds or other U.S. cash equivalents. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (“PRC Investment Companies”). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company or deposit cash in a Chinese deposit account if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company or such deposit account; or (iii) invest more than 10% of its total assets in investment companies and such deposit accounts.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of June 30, 2020, the credit ratings for the components in the Underlying Index ranged from unrated to AAA, as determined by Chinese credit rating organizations.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of the date of this prospectus, the Underlying Index was concentrated in Chinese government/Chinese government-related debt. The Underlying Index is rebalanced monthly.

The Fund may engage in securities lending.

2.
In the “Principal Risks” section of the Prospectus for the KraneShares E Fund China Commercial Paper ETF, the sections entitled “China Risk - Custody Risks”, “China Risk - RQFII and QFII License Risk” and “Concentration Risk” are deleted in their entirety and replaced with the following, respectively:

Custody Risks.

In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane may choose to use a QFII or RQFII license in the future, RMB Bonds will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

RQFII and QFII License Risk.

Krane may choose to use a RQFII or QFII license and quota in the future to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. The Fund’s investments may be limited to the quota obtained by Krane in its capacity as a RQFII or QFII on behalf of the Fund. There is no guarantee that the China Securities Regulatory Commission (“CSRC”) will ultimately grant a RQFII or QFII license or quota for the Fund, and the application process may take a significant amount of time. In addition, a reduction or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objectives. The Fund may need to rely exclusively on investments through Bond Connect, the CIBM Program or the Exchange-Traded Bond Market to purchase RMB Bonds.

Concentration Risk.

The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. As of the date of this prospectus, the Underlying Index was concentrated in Chinese government/Chinese government-related debt.

3.	In the Prospectus for KraneShares E Fund China Commercial Paper ETF, the following risks are added to the “Principal Risks” section:

Sovereign and Quasi-Sovereign Debt Risk.

The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due including due to the extent of its foreign reserves, the availability of sufficient foreign exchange ,the relative size of the debt service burden to the economy as a whole the debtor’s policy towards the International Monetary Fund, and the political constraints to which the debtor is subject. If an issuer of government or quasi-government debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign bonds may be more volatile and result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for investors.

High Portfolio Turnover Risk.

The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

4.	In the “Principal Risks” section of the Prospectus for the KraneShares E Fund China Commercial Paper ETF, the following sub-risks are added to the Fixed Income Securities Risk:

Pay-In-Kind and Step-Up Coupon Securities Risk
. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in-kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk.

Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Variable and Floating Rate Securities Risk.

During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

5.	In the “Principal Risks” section of the Prospectus for the KraneShares E Fund China Commercial Paper ETF, “Equity Securities Risk” is deleted in its entirety.

6.	The following is added to the end of the first paragraph in the “Performance Information” section of the Prospectus for the KraneShares E Fund China Commercial Paper ETF:

In addition, prior to
April
 1, 2021, a sub-adviser was responsible for day-to-day portfolio management of the Fund and the Fund previously sought to track the performance of the CSI Diversified High Grade Commercial Paper Index, before fees and expenses.

7.	The “Management” section of the Prospectus for the KraneShares E Fund China Commercial Paper ETF is deleted in its entirety and replaced with the following:

Investment Manager

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since March 2021.   Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since March 2021.

8.	All references in the Prospectus and Statement of Additional Information to E Fund Management (Hong Kong) Co., Limited, E Fund, Xiaochen Wang, Guangdong Qi, and Fei Wang are deleted.

9.	The “Additional Information About the Funds - Underlying Indexes - KraneShares E Fund China Commercial Paper ETF” section of the Prospectus is deleted in its entirety and replaced with the following:

The Underlying Index seeks to track the performance of the Chinese on-shore renminbi (“RMB”)-denominated fixed-income market. The Underlying Index includes RMB-denominated fixed-income securities (“RMB Bonds”) issued into the China Interbank market and issued by: (1) the Chinese government and Chinese government-related entities, including certain Chinese policy banks, with par values of at least RMB 5 billion; and (2) corporations with par values of at least RMB 1.5 billion. The Underlying Index includes only debt that pays fixed interest rates. The weightings of the Underlying Index components are weighted so that, as of each reconstitution date: (1) RMB Bonds issued by the People’s Republic of China (“PRC”) represent approximately 25% of the weight of the Underlying Index; (2) RMB Bonds issued by policy banks (the Agricultural Development Bank of China, China Development Bank and Export-Import Bank of China) represent approximately 25% of the weight of the Underlying Index; and (3) RMB Bonds issued by corporations or other government-related entities represent approximately 50% of the Underlying Index, with the weight of any individual such issuer capped at 4.5%.

For RMB Bonds issued by corporations or other government-related entities, to qualify for inclusion in the Underlying Index as of each reconstitution, such components must be rated by Fitch Ratings, Ltd. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”) as BBB-, Baa3 or BBB-, respectively, or higher. The following methodology will be used to determine a component’s rating: if three ratings are available, then the highest and lowest ratings will be disregarded and the middle rating will be used; if two ratings are available, then the lowest rating will be used; and if only one rating is available, then that rating is used. Bonds not rated by Fitch, Moody’s or S&P are excluded from the Underlying Index.

The following are excluded from the Underlying Index: floating rate and zero coupon securities, bonds with equity features (i.e. convertible bonds and warrants), derivatives, structured products, securitized bonds, private placements, retail bonds, inflation-linked bonds, bonds issued on the Shanghai and Shenzhen Stock Exchanges, bonds classified as “Financial Institutions” and special bonds issued directly by the Ministry of Finance of the People’s Republic of China. Additionally, bonds issued by the following are excluded from the Underlying Index: Agricultural Bank of China, Bank of China, China Cinda Holdings Company, China Citic Bank International, China Construction Bank Corporation, China Huarong Asset Management and Industrial and Commercial Bank of China Limited.

The Underlying Index launched in October 2018 and is rebalanced monthly. The Underlying Index is provided by Bloomberg (doing business as Bloomberg Barclays, the “Index Provider”). The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.bloomberg.com.

10.
In the “Management - Investment Adviser” section of the Statutory Prospectus, and the “Management of the Trust - Investment Adviser” section of the Statement of Additional Information, the following is added after the fourth paragraph:

Effective
April
 1, 2021, Krane has contractually agreed to waive its management fee by 0.20% of the average daily net assets of KraneShares Bloomberg Barclays China Bond Inclusion Index ETF. This contractual fee waiver will continue until August 1, 2021, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

In addition, effective April 1, 2021, all references to KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF are replaced with KraneShares China Credit Index ETF (“China Credit Index ETF”) and all references to KBND where it refers to the China Credit Index ETF are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.